SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                November 22, 1996
                Date of Report (Date of earliest event reported)


                      AMERICAN MOBILE SATELLITE CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                   0-23044               93-0976127
  (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)             File Number)        Identification No.)


                10802 Parkridge Boulevard, Reston, Virginia 22091
               (Address of principal executive offices) (Zip Code)


                                 (703) 758-6000
              (Registrant's telephone number, including area code)



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This Form 8-K/A amends and restates the Form 8-K/A filed February 6, 1997.




The Registrant hereby amends the following item of its Current Report on Form 8-K dated November 22, 1996, filed December 9, 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements.

                  (1) Audited financial statements of Mobile Communications Satellite Service a Business unit of Rockwell Collins, Inc. as of September 30, 1996 and 1995 together with the report of the auditors thereon. (Report of the independent accountants thereon is filed herewith.)


         (b)      Pro Forma Financial Information.

                  (1) Unaudited pro forma combined balance sheet as if the acquisition occurred on September 30, 1996 and unaudited pro forma combined income statements for the year ended December 31, 1995 and for the nine month period ended September 30, 1996 as if the acquisition occurred at the beginning of each of those respective periods. (Filed herewith.)


          (c)     Exhibits.

10.61  --   Asset Sale  Agreement  dated as of November 22, 1996 by and among
            Rockwell Collins,  Inc.,  American Mobile Satellite  Corporation and
            AMSC Subsidiary  Corporation  (Incorporated  by reference to Exhibit
            10.61  previously  filed  with the  initial  filing of this  Current
            Report on Form 8-K dated November 22, 1996 and filed on December 9,
            1996).

23.2   --   Consent of Deloitte & Touche LLP.

99.9   --   American  Mobile  Satellite  Corporation  Press  Release No. 96-#25
            dated November 25, 1996 (Incorporated by reference to Exhibit 99.9 previously filed with the initial filing of this Current Report on Form 8-K dated November 22, 1996 and filed on December 9, 1996).

99.10  --   Audited financial statements of Mobile Communications Satelllite
            Service a Business unit of Rockwell Collins, Inc. as of September
            30, 1996 and 1995 together with the report of the auditors thereon.

99.11  --   Unaudited pro forma combined balance sheet as if the acquisition occurred on September 30, 1996 and unaudited pro forma combined income statements for the year ended December 31, 1995 and for the nine month period ended September 30, 1996 as if the acquisition occured at the beginning of each of those respective periods.





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On November 22, 1996, American Mobile Satellite  Corporation acquired the assets of Rockwell Collins, Inc. ("Rockwell") relating to its Land Transportation Electronics Mobile Communications Satellite Service business (the "Business") through which Rockwell had sold mobile messaging hardware and services to commercial trucking fleets. The assets of the Business were acquired from Rockwell through the assumption by the registrant of the various contracts and obligations of Rockwell relating to the Business; no additional direct payments were made or are to be made under the terms of the Asset Sale Agreement, dated as of November 22, 1996.

The assets of the Business acquired from Rockwell include tangible equipment and inventory used in connection with fulfilling the contracts transferred with the Business. The registrant intends to continue such use in operating the Business.

The following pro forma financial information covers for the income statements: the registrant's most recently completed fiscal year for which financial statements have been filed with the commission, the year ended December 31, 1995, utilizing Rockwell's financial statements for the year ended September 30, 1995, and the for the registrant's nine month period ended September 30, 1996, utilizing Rockwell's interim results for the last nine months of its fiscal year ended September 30, 1996 and for the balance sheet: the registrant's interim balance sheet as of September 30, 1996, utilizing Rockwell's balance sheet as of its year end, September 30, 1996.

The pro forma income statements reflect the results of operations as if the acquisition was consummated as of the beginning of the respective one year and nine month period.

The pro forma balance sheet information reflects the registrant's financial condition as if the acquisition was consummated on September 30, 1996.

The pro forma financial information presented reflects allocation of the purchase price under the purchase method of accounting in accordance with accounting principles board opinion no. 16.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICAN MOBILE SATELLITE CORPORATION
                                           (Registrant)



Date:   January 12, 1997                    /s/ RANDY S. SEGAL
                                            ------------------
                                            Randy S. Segal
                                            Vice President and General Counsel




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                                  EXHIBIT INDEX

Exhibit
Number                                Exhibit
------                                -------

10.61 Asset Sale Agreement dated as of November 22, 1996 by and among Rockwell Rockwell Collins, Inc., American Mobile Satellite Corporation and AMSC Subsidiary Corporation.*

23.2    Consent of Deloitte & Touche LLP.

99.9 American Mobile Satellite Corporation Press Release No. 96-#25 dated November 25, 1996.*


99.10 Audited financial statements of Mobile Communications Satelllite Service a Business unit of Rockwell Collins, Inc. as of September 30, 1996 and 1995 together with the report of the auditors thereon.

99.11 Unaudited pro forma combined balance sheet as if the acquisition occurred on September 30, 1996 and unaudited pro forma combined income statements for the year ended December 31, 1995 and for the nine month period ended September 30, 1996 as if the acquisition occured at the beginning of each of those respective periods.




--------------------

*Incorporated by reference to Exhibits of same number previously filed with the initial filing of this Current Report on Form 8-K dated November 22, 1996 and filed on December 9, 1996.






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